Exhibit 10.1
SECOND AMENDMENT
     This Second Amendment (this “Amendment”) is entered into as of March 30, 2007, by and among KENDLE INTERNATIONAL INC., an Ohio corporation (the “Borrower”), the Guarantors listed on the signature pages hereof, the Lenders signatory hereto, and UBS AG, STAMFORD BRANCH, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”).
RECITALS
     WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, UBS SECURITIES LLC, as sole lead arranger and sole bookrunner, UBS AG, STAMFORD BRANCH, as issuing bank and collateral agent, UBS LOAN FINANCE LLC, as swingline lender, JPMORGAN CHASE BANK, N.A., as syndication agent, and KEYBANK NATIONAL ASSOCIATION, LASALLE BANK NATIONAL ASSOCIATION, and NATIONAL CITY BANK, as co-documentation agents, are parties to that certain Credit Agreement dated as of August 16, 2006, as amended by that certain First Amendment to Credit Agreement dated as of December 11, 2006 (the “Credit Agreement”) (capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement);
     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and
     WHEREAS, the Administrative Agent and the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.
     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
          Section 1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.
          Section 2. Amendment to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended by:
               (a) inserting the following new defined terms in the appropriate alphabetical order therein:
          “Convertible Debt Derivative Obligation” means any convertible debt hedge transaction entered into in connection with a Convertible Debt Issuance, including any call options related thereto and any related warrant transactions.
          “Second Amendment Effective Date” shall mean March 30, 2007.
               (b) amending clause (g) of the definition of “Consolidated Net Income” by inserting the words “or Convertible Debt Derivative Obligations” immediately following the words “Hedging Obligations” appearing in such clause.

               (c) amending clause (g) of the definition of “Indebtedness” by inserting the words “and Convertible Debt Derivative Obligations” immediately following the words “Hedging Obligations” appearing in such clause.
               (d) amending the definition of “Material Indebtedness” by (1) inserting a comma and the words “Convertible Debt Derivative Obligations” immediately following the parenthetical appearing in the first sentence of such definition, (2) inserting the words “Convertible Debt Derivative Obligations or” immediately following the words “in respect of any” appearing in the second sentence of such definition and (3) inserting the words “document evidencing such Convertible Debt Derivative Obligations or the related” immediately following the word “related” appearing in the second sentence of such definition.
               (e) amending clause (ix) of the definition of “Permitted Acquisition” by deleting “$40.0 million” and replacing it with “$70.0 million.”
          Section 3. Amendment to Section 2.10(e) (Equity Issuance). Section 2.10(e) of the Credit Agreement is hereby amended by inserting the following text immediately before the period at the end of Section 2.10(e):
          “provided, further, no prepayments shall be required under this Section 2.10(e) with respect to any Net Cash Proceeds resulting from any Convertible Debt Derivative Obligation or any part thereof”
          Section 4. Amendments to Section 2.19(a) (Increase in Commitments). Section 2.19(a) of the Credit Agreement is hereby amended by deleting “$15.0 million” and replacing it with “$30.0 million.”
          Section 5. Amendments to Section 6.01(c) (Indebtedness). Section 6.01(c) of the Credit Agreement is hereby amended by inserting, immediately following the words “Indebtedness under” and immediately preceding the words “Hedging Obligations” first appearing in such Section 6.01(c), the words “Convertible Debt Derivative Obligations or.”
          Section 6. Amendments to Section 6.01(e) (Indebtedness). Section 6.01(e) of the Credit Agreement is hereby amended by deleting “$20.0 million” in clause (ii) and replacing it with “€35.0 million.”
          Section 7. Amendments to Section 6.04(d) (Investments, Loans and Advances). Section 6.04(d) of the Credit Agreement is hereby amended by inserting, immediately following the words “Hedging Obligations” appearing in such Section 6.04(d), the words “or Convertible Debt Derivative Obligations.”
          Section 8. Amendments to Section 6.08 (Dividends). Section 6.08 of the Credit Agreement is hereby amended as follows:
               (a) the word “and” at the end of clause (a) is hereby deleted;
               (b) the period at the end of clause (b) is hereby replaced with “; and”; and
               (c) the following text is inserted as clause “c”:

     “(c) Dividends payable by the Borrower in connection with any Convertible Debt Derivative Obligation (including any payment required to terminate such Convertible Debt Derivative Obligation).”
          Section 9. Amendments to Section 6.10 (Financial Covenants). Section 6.10 of the Credit Agreement is hereby amended as follows:
               (a) clause (a) is hereby deleted in its entirety and replaced with the following:
     (a)Maximum Total Leverage Ratio. (i) So long as no Convertible Debt Issuance has occurred, permit the Total Leverage Ratio, at any date during any period set forth in the table below, to exceed the ratio set forth opposite such period in the table below:

Test Period			Leverage Ratio
October 1, 2006	-	December 31, 2006	3.90 to 1.0
January 1, 2007	-	March 31, 2007	4.25 to 1.0
April 1, 2007	-	June 30, 2007	4.25 to 1.0
July 1, 2007	-	September 30, 2007	3.85 to 1.0
October 1, 2007	-	December 31, 2007	3.40 to 1.0
January 1, 2008	-	March 31, 2008	3.25 to 1.0
April 1, 2008	-	June 30, 2008	3.00 to 1.0
July 1, 2008	-	September 30, 2008	2.90 to 1.0
October 1, 2008	-	December 31, 2008	2.90 to 1.0
January 1, 2009	-	March 31, 2009	2.25 to 1.0
April 1, 2009	-	June 30, 2009	2.25 to 1.0
July 1, 2009	-	September 30, 2009	2.00 to 1.0
October 1, 2009	-	December 31, 2009	2.00 to 1.0
January 1, 2010	-	March 31, 2010	1.75 to 1.0
April 1, 2010	-	June 30, 2010	1.75 to 1.0
July 1, 2010	-	September 30, 2010	1.60 to 1.0
October 1, 2010	-	December 31, 2010	1.60 to 1.0
January 1, 2011 and thereafter			1.60 to 1.0
     (ii) On and after the occurrence of a Convertible Debt Issuance, permit the Total Leverage Ratio, at any date during any period set forth in the table below, to exceed the ratio set forth opposite such period in the table below:

Test Period			Leverage Ratio
October 1, 2006	-	December 31, 2006	3.90 to 1.0
January 1, 2007	-	March 31, 2007	4.95 to 1.0
April 1, 2007	-	June 30, 2007	4.95 to 1.0
July 1, 2007	-	September 30, 2007	4.50 to 1.0
October 1, 2007	-	December 31, 2007	3.75 to 1.0
January 1, 2008	-	March 31, 2008	3.75 to 1.0
April 1, 2008	-	June 30, 2008	3.50 to 1.0
July 1, 2008	-	September 30, 2008	3.25 to 1.0
October 1, 2008	-	December 31, 2008	3.25 to 1.0
January 1, 2009	-	March 31, 2009	2.25 to 1.0
April 1, 2009	-	June 30, 2009	2.25 to 1.0
July 1, 2009	-	September 30, 2009	2.00 to 1.0
October 1, 2009	-	December 31, 2009	2.00 to 1.0
January 1, 2010	-	March 31, 2010	1.75 to 1.0
April 1, 2010	-	June 30, 2010	1.75 to 1.0
July 1, 2010	-	September 30, 2010	1.60 to 1.0
October 1, 2010	-	December 31, 2010	1.60 to 1.0
January 1, 2011 and thereafter			1.60 to 1.0
               (b) clause (b) is hereby deleted in its entirety and replaced with the following:
     (b) Minimum Interest Coverage Ratio. (i) So long as no Convertible Debt Issuance has occurred, permit the Consolidated Interest Coverage Ratio, for any Test Period ending during any period set forth in the table below, to be less than the ratio set forth opposite such period in the table below:

Interest
Test Period			Coverage Ratio
October 1, 2006	-	December 31, 2006	3.00 to 1.0
January 1, 2007	-	March 31, 2007	2.70 to 1.0
April 1, 2007	-	June 30, 2007	2.70 to 1.0
July 1, 2007	-	September 30, 2007	3.10 to 1.0
October 1, 2007	-	December 31, 2007	3.25 to 1.0
January 1, 2008	-	March 31, 2008	3.40 to 1.0

Interest
Test Period			Coverage Ratio
April 1, 2008	-	June 30, 2008	3.40 to 1.0
July 1, 2008	-	September 30, 2008	3.75 to 1.0
October 1, 2008	-	December 31, 2008	4.00 to 1.0
January 1, 2009	-	March 31, 2009	4.00 to 1.0
April 1, 2009	-	June 30, 2009	4.00 to 1.0
July 1, 2009	-	September 30, 2009	4.25 to 1.0
October 1, 2009	-	December 31, 2009	4.25 to 1.0
January 1, 2010	-	March 31, 2010	4.75 to 1.0
April 1, 2010	-	June 30, 2010	4.75 to 1.0
July 1, 2010	-	September 30, 2010	5.00 to 1.0
October 1, 2010	-	December 31, 2010	5.00 to 1.0
January 1, 2011 and thereafter			5.00 to 1.0
     (ii) Following the occurrence of a Convertible Debt Issuance, permit the Consolidated Interest Coverage Ratio, for any Test Period beginning with the first day of the fiscal quarter following the fiscal quarter in which such Convertible Debt Issuance occurred and ending during any period set forth in the table below, to be less than the ratio set forth opposite such period in the table below:

Interest
Test Period			Coverage Ratio
October 1, 2006	-	December 31, 2006	3.00 to 1.0
January 1, 2007	-	March 31, 2007	3.00 to 1.0
April 1, 2007	-	June 30, 2007	3.00 to 1.0
July 1, 2007	-	September 30, 2007	3.40 to 1.0
October 1, 2007	-	December 31, 2007	3.40 to 1.0
January 1, 2008	-	March 31, 2008	3.40 to 1.0
April 1, 2008	-	June 30, 2008	3.40 to 1.0
July 1, 2008	-	September 30, 2008	3.75 to 1.0
October 1, 2008	-	December 31, 2008	4.00 to 1.0
January 1, 2009	-	March 31, 2009	4.00 to 1.0
April 1, 2009	-	June 30, 2009	4.00 to 1.0
July 1, 2009	-	September 30, 2009	4.25 to 1.0
October 1, 2009	-	December 31, 2009	4.25 to 1.0

Interest
Test Period			Coverage Ratio
January 1, 2010	-	March 31, 2010	4.75 to 1.0
April 1, 2010	-	June 30, 2010	4.75 to 1.0
July 1, 2010	-	September 30, 2010	5.00 to 1.0
October 1, 2010	-	December 31, 2010	5.00 to 1.0
January 1, 2011 and thereafter			5.00 to 1.0
          Section 10. Amendments to Section 8.01(f) (Events of Default). Section 8.01(f) of the Credit Agreement is hereby amended by deleting the end of such Section 8.01(f) starting with the words “provided that” and replacing it with the following:
          “provided that, in the case of Convertible Debt Derivative Obligations or Hedging Obligations, the amount counted to determine if such Convertible Debt Derivative Obligations or Hedging Obligations constitute Material Indebtedness shall be the amount payable by all Companies if such Convertible Debt Derivative Obligations or Hedging Obligations, as applicable, were terminated at such time;”
          Section 11. Amended and Restated UK Charge Over Shares. The Required Lenders agree that the UK Charge Over Shares granted by Kendle NC Inc. in favor of UBS, Stamford Branch, as Collateral Agent, shall be amended and restated in the form attached hereto as Exhibit A.
          Section 12. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:
               (a) The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:
               (i) Amendment Documents. This Amendment, duly executed by the Borrower and the Guarantors, and the Amended and Restated UK Charge Over Shares, duly executed by Kendle NC Inc. (the “Amendment Documents”);
               (ii) Consent of Required Lenders. The written consent of the Required Lenders to this Amendment; and
               (iii) Additional Information. Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.
               (b) The representations and warranties contained herein and in the Credit Agreement shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

               (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed or delivered pursuant hereto, and all legal matters incident thereto, shall be reasonably satisfactory to the Administrative Agent.
               (d) No Default or Event of Default shall have occurred and be continuing, after giving effect to this Amendment.
               (e) The Borrower shall have paid an amendment fee to each Lender that consents to this Amendment by 5:00 p.m., New York City time, on Thursday, March 29, 2007, equal to 0.15% of such Lender’s outstanding Loans and Commitments immediately prior to the Second Amendment Effective Date (the “Amendment Fee”), such Amendment Fee to be due and payable on the Second Amendment Effective Date.
          Section 13. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower or any other Loan Party and will not violate such Loan Party’s Organizational Documents, (b) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date), and (c) no Default or Event of Default has occurred and is continuing.
          Section 14. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.
          Section 15. Certain Waivers. Each of the Borrower and the Guarantors hereby agrees that neither the Administrative Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against the Administrative Agent and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of the amendments contained in Sections 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 above and any discussions or actions taken or not taken by the Administrative Agent or the Lenders on or before the date hereof or the discussions conducted in connection therewith, or any course of action taken by the Administrative Agent or any Lender in response thereto or arising therefrom; provided, that the foregoing waiver shall not include the waiver of any claims which are based on the gross negligence or willful misconduct of the Administrative Agent or any Lender or any of their respective agents. This Section 15 shall survive the execution and delivery of this Amendment and the other Loan Documents and the termination of the Credit Agreement.
          Section 16. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan

Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.
          Section 17. Costs and Expenses. The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.
          Section 18. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          Section 19. Headings. Section Headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
          Section 20. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 21. Limited Effect. This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Lender may have under the Credit Agreement (other than as expressly set forth herein), and shall not be considered to create a course of dealing or to otherwise obligate any Lender to execute similar amendments under the same or similar circumstances in the future.
          Section 22. Ratification By Guarantors. Each Guarantor hereby agrees to this Amendment, and each Guarantor acknowledges that such Guarantor’s Guarantee shall remain in full force and effect without modification thereto.
[signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KENDLE INTERNATIONAL INC.

By:
Name:
Title:

ACER/EXCEL INC.

By:
Name:
Title:

AAC CONSULTING GROUP, INC.

By:
Name:
Title:

KENDLE INTERNATIONAL CPU LLC

By:
Name:
Title:

KENDLE AMERICAS HOLDING INC.

By:
Name:
Title:

KENDLE AMERICAS INVESTMENT INC.

By:
Name:
Title:

KENDLE AMERICAS MANAGEMENT INC.

By:
Name:
Title:

KENDLE DELAWARE INC.

By:
Name:
Title:

KENDLE NC INC.

By:
Name:
Title:

KENDLE CLINICAL DEVELOPMENT SERVICES LIMITED (formerly known as Charles River Laboratories Clinical Services International Ltd.)

By:
Name:
Title:

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

LENDERS:
,

as a Lender

By:
Name:
Title: